SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 3, 2004

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                        Education Management Corporation
               (Exact Name of Registrant as Specified in Charter)

Pennsylvania                   000-21363                    25-1119571
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania                  15222
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

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Item 12. Results of Operations and Financial Condition.

On August 3, 2004, Education Management Corporation issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the August 3, 2004 press release is attached hereto as an exhibit and incorporated herein by reference.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDUCATION MANAGEMENT CORPORATION

                                       By: /s/ ROBERT T. MCDOWELL
                                           -------------------------------------
                                           Robert T. McDowell
                                           Executive Vice President and
                                           Chief Financial Officer

Dated: August 3, 2004
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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated August 3, 2004